UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 22, 2007

                               ES BANCSHARES, INC.
                               -------------------
             (Exact Name of Registrant as Specified in its Charter)

    Maryland                        000-52178                   20-4663714
------------------------------      ---------                   -----------
(State or Other Jurisdiction)      (Commission File No.)     (I.R.S. Employer
  of Incorporation)                                         Identification No.)


68 North Plank Road, Newburgh, New York                            12550
---------------------------------------                            -----
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (845) 561-0003
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement
            ------------------------------------------

     On January 22, 2007, Mr. Joseph Macchia began as Senior Vice President, Retail Banking/Operations of ES Bancshares, Inc. (the "Company") and the
Company's wholly owned subsidiary, Empire State Bank, N.A. (the "Bank"). Previously, beginning in 2002, Mr. Macchia served as Senior Vice President and Chief Operating Officer of Sleepy Hollow Bank in Sleepy Hollow, New York. Prior to his experience at Sleepy Hollow Bank, Mr. Macchia served as Senior Vice President, Secretary and Chief Operating Officer of Yonkers Savings and Loan Association in Yonkers, New York.

     Under the terms of the three-year employment agreement, the initial base salaries for Mr. Macchia is $104,000. In addition to the base salary, the agreement provides for, among other things, participation in bonus programs and other employee pension benefit and fringe benefit plans applicable to executive employees. Mr. Macchia's employment may be terminated for cause at any time, in which event he would have no right to receive compensation or other benefits for any period after termination.

     "We are excited about adding Mr. Macchia as a Senior Vice President, he brings excellent experience and expertise to our team," said Anthony Costa, Chairman and Chief Executive Officer of the Company.

Item 9.01.  Financial Statements and Exhibits.
            ----------------------------------

       (a)         Financial Statements of Business Acquired. Not Applicable.

       (b)         Pro Forma Financial Information. Not Applicable

       (c)         Shell Company Transactions. Not Applicable.

       (d)         Exhibits.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       ES BANCSHARES, INC.


DATE:  January 24, 2007                By: /s/ Anthony P. Costa
                                           --------------------
                                           Anthony P. Costa
                                           Chairman and Chief Executive Officer